EXHIBIT 10.1

 EXHIBIT M

FORM OF
ACCESSION AND AMENDMENT AGREEMENT

 Dated _________ ___, 20__

Reference is made to the Credit Agreement, dated as of June 21, 2006 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cenveo Corporation, a Delaware corporation (the “Borrower”), Cenveo, Inc., a Colorado corporation and parent of the Borrower (“Holdings”), each financial institution from time to time party thereto, as lenders (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.  Pursuant to Section 2.01(c) of the Credit Agreement, _____________ (the “New Lender”) has committed to make Revolving Credit Loans to the Borrower and to purchase participations in L/C Obligations and Swing Line Loans, in each case in accordance with the terms and conditions set forth in the Credit Agreement.

The New Lender and the Administrative Agent agree as follows:

1.           The New Lender agrees, on the terms and conditions set forth in the Credit Agreement, to make Revolving Credit Loans to the Borrower and to purchase participations in L/C Obligations and Swing Line Loans during the period from the date hereof until the end of the Availability Period, in an aggregate outstanding amount not to exceed on any day the New Lender’s Revolving Credit Commitment set forth opposite its signature below.

2.           On the date hereof (the “Effective Date”), the New Lender shall pay to the Administrative Agent, in same day funds, at such address and account as the Administrative Agent shall advise the New Lender, $___________, which amount shall be used to purchase by assignment from the existing Revolving Credit Lenders such portion of the Revolving Credit Loans and L/C Advances owing to them such that, after giving effect to all such purchases and assignments, the New Lender will share such Revolving Credit Loans and L/C Advances ratably with each of them (based upon the New Lender’s Applicable Revolving Credit Percentage).  From and after the Effective Date, the New Lender shall be a party to the Credit Agreement, entitled to all rights, powers and privileges, and subject to all obligations, of a Revolving Credit Lender thereunder, including without limitation (i) the right to receive all payments made by the Borrower in respect of the Revolving Credit Loans and L/C Advances made by the New Lender, whether on account of principal, interest, fees, indemnities in respect of claims arising after the date hereof, increased costs, additional amounts or otherwise, (ii) the right to vote and to instruct the Administrative Agent under the Credit Agreement according to its Applicable Percentage, (iii) the right to set-off and to appropriate and apply deposits of the Borrower as set forth in the Credit Agreement and (iv) the right to receive notices, requests, demands and other communications.

3.           The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Revolving Credit Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.06(b)(iii), (v), and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Revolving Credit Lender thereunder and, to the extent of its Revolving Credit Commitment, shall have the obligations of a Revolving Credit Lender thereunder, (iv) it is sophisticated with respect to decisions to provide commitments and fund assets of the type represented by the Revolving Credit Commitments and either it, or the Person exercising discretion in making its decision to provide its Revolving Credit Commitment pursuant to this Agreement, is experienced in providing and funding commitments of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) or (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide the Revolving Credit Commitment hereunder, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into and perform its obligations under this Agreement and the Credit Agreement, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender.

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4.           This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart to this Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

5.           This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Accession and Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Revolving Credit Commitment

$_____________	[NAME OF NEW LENDER]

By:____________________________
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: ____________________________
Name:
Title:

AGREED and ACCEPTED
as of the date first above
written:

CENVEO CORPORATION

By:____________________________
      Name:
      Title:

4

 EXHIBIT N

FORM OF
INCREASING LENDER AGREEMENT

 Dated _________ ___, 20__

Reference is made to the Credit Agreement, dated as of June 21, 2006 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cenveo Corporation, a Delaware corporation (the “Borrower”), Cenveo, Inc., a Colorado corporation and parent of the Borrower (“Holdings”), each financial institution from time to time party thereto, as lenders (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.  Pursuant to Section 2.01(d) of the Credit Agreement, ____________ (the “Increasing Lender”) has agreed to increase its Revolving Credit Commitment from $_________ to $_________.

The Increasing Lender and the Administrative Agent agree as follows:

1.           The Increasing Lender agrees, on the terms and conditions set forth in the Credit Agreement, to make Revolving Credit Loans to the Borrower and to purchase participations in L/C Obligations and Swing Line Loans during the period from the date hereof until the end of the Availability Period, in an aggregate outstanding amount not to exceed on any day the Increasing Lender’s Revolving Credit Commitment set forth opposite its signature below.

2.           On the date hereof (the “Effective Date”), the Increasing Lender shall pay to the Administrative Agent, in same day funds, at such address and account as the Administrative Agent shall advise the Increasing Lender, $___________, which amount shall be used to purchase by assignment from the existing Revolving Credit Lenders such portion of the Revolving Credit Loans and L/C Advances owing to them such that, after giving effect to all such purchases and assignments, the Increasing Lender will share such Revolving Credit Loans and L/C Advances ratably with each of them (based upon the Increasing Lender’s Applicable Revolving Credit Percentage).  As of the Effective

Date, upon the payment of such amount, the Revolving Credit Commitment of the Increasing Lender shall be the amount set forth opposite its signature below.

3.           The Increasing Lender hereby represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to increase its Revolving Credit Commitment under the Credit Agreement.

4.           This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart to this Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

5.           This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Revolving Credit Commitment

$_____________	[NAME OF INCREASING LENDER]

By:____________________________
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: ____________________________
Name:
Title:

AGREED and ACCEPTED
as of the date first above
written:

CENVEO CORPORATION

By:____________________________
      Name:
      Title:

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EXHIBIT O

FORM OF
PRO FORMA ADJUSTMENT COMPLIANCE CERTIFICATE

______________ __, 20__

Reference is made to that certain Credit Agreement, dated as of June 21, 2006 (as amended by that certain first amendment to credit agreement, dated as of March 7, 2007, and as the same otherwise may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement) among CENVEO CORPORATION, a Delaware corporation (the “Company”), CENVEO, INC., a Colorado corporation and parent of the Company (“Holdings”), each financial institution from time to time party thereto, as lenders (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Borrower has proposed a series of transactions described on Exhibit A hereto (collectively, the “Transactions”) involving the Disposition or Acquisition of certain assets as described on Exhibit A.  Borrower has projected that the Transactions will give rise to expected cost savings described herein, which forecasts must be reasonably satisfactory to the Administrative Agent in accordance with Section 1.03(c) of the Credit Agreement.

Borrower is providing this certificate to and for the benefit of the Administrative Agent and hereby acknowledges that the Administrative Agent is relying on the completeness and accuracy of the representations, warranties and other information provided pursuant hereto.

NOW, THEREFORE, the undersigned duly qualified officer of Borrower DOES HEREBY CERTIFY, for and on behalf of Borrower and each other Loan Party, as follows:

1.	No Default exists as of the date hereof and no Default will result from the proposed Transactions or from the application of the proceeds thereof.

2.
The Transactions are permitted under [Section 7.05] [Section 7.03(h)] [Section 7.03(i)] of the Credit Agreement.  [After giving effect to the Transactions, the aggregate book value of all property Disposed of in reliance on Section 7.05(i) of the Credit Agreement during the fiscal year ending December 31, 20__ will be $________]1. [After giving effect to the Transactions, Holdings and its Subsidiaries are in compliance with all covenants set forth in Section 7.11 on a Pro Forma Basis, as determined in accordance with Section 7.03[(h)][(i)].][2]

3.
Borrower forecasts savings of $________ will arise from the Transactions, which amount shall be included as an adjustment for purposes of making pro forma calculations in accordance with Section 1.03(c) of the Credit Agreement.

1 Include for a Disposition. Such amount not to exceed $35,000,000 in the current fiscal year.
2 Include for an Acquisition.

4.
Attached as Exhibit B hereto is supporting documentation with respect to the forecasted savings described in the foregoing paragraph 3 hereof (collectively, the “Projections”).  Borrower hereby represents and warrants that (a) such Projections were prepared in good faith based upon assumptions that Borrower believes to be reasonable as of the date hereof and (b) such forecasted savings do not arise from (i) any Acquisition of property by any Loan Party or any of its Subsidiaries from any Affiliate thereof or (ii) any Disposition of any Property by any Loan Party or any of its Subsidiaries to any Affiliate thereof.

IN WITNESS WHEREOF, the undersigned officer of Borrower has duly executed this certificate on behalf of Borrower as of the date first above written.

CENVEO CORPORATION, a Delaware corporation

By: ______________________________________
       Name:
       Title:

EXHIBIT A

[attach description of Transactions]

EXHIBIT B

[Attach spreadsheet breaking out sources and uses of cost savings and other supporting documentation]